UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 31, 2000


                           Commission File No. 0-11178
                                               -------


                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)



          UTAH                                                    87-0342734
-------------------------------                              ------------------
 (State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                              ---------------------
                     Address of principal executive offices


Registrant's telephone number:              (801) 566-1200
                                            --------------

--------------------------------------------------------------------------------


                              ITEM 5. OTHER EVENTS

--------------------------------------------------------------------------------



       Nasdaq Stock Market Marketplace Rule 4450(a)(3) requires each issuer to maintain net tangible assets of at least $4 million. Net tangible assets is defined as total assets (including the values of patents, copyrights and trademarks, but excluding the value of goodwill) less total liabilities.

       Utah Medical Products, Inc. (UTMD) has reported its intangible assets inclusive of values of patents, copyrights and trademarks and the value of goodwill which resulted from using the purchase method of accounting in making the 1997 Columbia Medical, Inc. and the 1998 Bard/ Gesco neonatal product acquisitions. In order to allow shareholders to calculate "net tangible assets" as defined above, UTMD now reports its intangible assets divided into the two portions.

       Furthermore, UTMD completed a self tender offer on September 15, 2000 in which it repurchased about 1.12 million shares of its outstanding stock at a cost of $9.2 million. The transaction reduced retained earnings by the $9.2 million value of the repurchased shares. In addition, because the Company used its bank line of credit to finance the offer, liabilities increased by $9.2 million on the offer closing date. As a result, UTMD's net tangible assets as defined above on the most recent September 30, 2000 reporting date slipped briefly below the $4 million threshold.

       UTMD is now reporting its October 31, 2000 balance sheet to demonstrate it remains in compliance with the Nasdaq Rule. Nasdaq Stock Market has reviewed UTMD's case and determined it will not issue a non-compliance letter in this situation.



[in thousands]           October 31,  September 30,    June 30,     December 31,
                             2000          2000          2000           1999
---------------------  -------------  -------------  -----------  --------------
Net Tangible Assets       $ 4,271       $ 3,917       $ 13,050       $ 11,406
(excluding value of
goodwill)



                                                    ITEM 7. FINANCIAL STATEMENTS
                                            UTAH MEDICAL PRODUCTS, INC. AND SUBSIDIARIES
                                                CONSOLIDATED CONDENSED BALANCE SHEETS
                                                           (in thousands)


                                                             (unaudited)         (unaudited)        (unaudited)         (audited)
ASSETS                                                       OCT 31, 2000       SEP 30, 2000        JUN 30, 2000       DEC 31, 1999
------                                                       ------------       ------------        ------------       ------------
CURRENT ASSETS:

Cash                                                          $    492           $    749           $    858           $    647
Accounts receivable - net                                        3,486              3,685              3,994              4,077
Inventories                                                      3,389              3,234              3,474              3,190
Other current assets                                               656                706                703                624
                                                             ------------       ------------        ------------       ------------
Total current assets                                             8,024              8,374              9,029              8,538

Property and equipment - net                                     9,613              9,775             10,309             11,013

Goodwill - net                                                   6,909              6,956              7,099              7,383
Other intangible assets - net                                      808                834                769                822
                                                             ------------       ------------        ------------       ------------
TOTAL                                                         $ 25,354           $ 25,939           $ 27,206           $ 27,756
                                                             ============       ============        ============       =============
LIABILITIES and STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
Accounts payable                                              $    884           $    693           $    701           $    544
Accrued expenses                                                 2,016              1,849              1,802              2,117
                                                             ------------       ------------        ------------       ------------
Total current liabilities                                        2,899              2,542              2,503              2,661

NOTES PAYABLE                                                   10,850             12,100              4,199              5,934

DEFERRED INCOME TAXES                                              424                424                355                372
                                                             ------------       ------------        ------------       ------------
Total liabilities                                               14,174             15,066              7,057              8,967
                                                             ------------       ------------        ------------       ------------
STOCKHOLDERS' EQUITY:
Preferred stock - $.01 par value; authorized - 5,000
  shares; no shares issued or outstanding
Common stock - $.01 par value; authorized - 50,000
  shares; issued - October 31, 2000,  5,027 shares;
  September 30, 2000,  5,027 shares; June 30, 2000,
  6,311 shares; December 31, 1999,  6,453 shares                    50                 50                 63                 64
Cumulative foreign currency translation adjustment              (2,003)            (1,840)            (1,502)            (1,250)
Retained earnings                                               13,133             12,663             21,588             19,975
                                                             ------------       ------------        ------------       ------------
Total stockholders' equity                                      11,180             10,873             20,149             18,789
                                                             ------------       ------------        ------------       ------------
TOTAL                                                         $ 25,354           $ 25,939           $ 27,206           $ 27,756
                                                             ============       ============        ============       =============





--------------------------------------------------------------------------------

                               SIGNATURES

--------------------------------------------------------------------------------



   Pursuant to the requirements of the Securities Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        UTAH MEDICAL PRODUCTS, INC.
                                        ---------------------------
                                        REGISTRANT





Date:     11/17/00                     By:        \s\ Kevin L. Cornwell
     -------------------               -----------------------------------------
                                                   Kevin L. Cornwell
                                                   CEO and CFO